EXHIBIT 10.J



                                   KU ENERGY CORPORATION









                             ANNUAL PERFORMANCE INCENTIVE PLAN

                                       PLAN DOCUMENT









                                       January 1993

                                   KU ENERGY CORPORATION

                        ANNUAL PERFORMANCE INCENTIVE PLAN DOCUMENT





                                ARTICLE I - PLAN OBJECTIVES



              The objectives of the Plan are  to advance the interests of the

              Company   and   its   shareholders,  by   providing   incentive

              compensation opportunities that attract, retain  and motivate a select group of management or highly compensated employees:



              1.1     By  providing  compensation  opportunities   which  are

                      competitive   with  those  of   other  utility  holding

                      companies of comparable size, and



              1.2     By motivating key executives to achieve annual business

                      goals  and contribute to  team performance  by allowing

                      them to share in the risks and rewards of the business.





                                 ARTICLE II - DEFINITIONS



              For  purposes  of the  Plan,  the  following definitions  shall control:

               2.1    "Affiliate" --  Any member  of any controlled  group of

                      corporations  (as  defined  in  Section 414(b)  of  the

                      Internal  Revenue  Code  (the  'Code'))  of  which  the

                      Employer is a member,  any member of a group  of trades

                      or  businesses  which  are  under  common  control  (as

                      defined  in Section 414(c)  of the  Code) of  which the

                      Employer  is  a member,  any  member  of an  affiliated

                      service  group (as  defined  in  Section 414(m) of  the

                      Code)  of which the Employer is a member, and any other

                      organization deemed to be affiliated  with the Employer

                      under Section 414(o) of the Code.



              2.2     "Base  Salary"  -- Annualized  base  salary  paid to  a

                      Participant as of January  1st of each Plan Year  or as

                      of such later date  during a Plan Year as  of which the

                      Executive  becomes a  Participant in  the Plan,  except

                      that if an Executive becomes a Participant as of a date

                      other  than January 1st  of  a Plan  Year, such  amount

                      shall be  prorated in proportion to the  portion of the

                      Plan Year in which the Executive will be a Participant.



              2.3     "Beneficiary" -- Any person  or persons designated by a

                      Participant  to receive  amounts payable  in accordance

                      with this Plan in the event of the Participant's death.

                      If  no  Beneficiary  has   been  designated  or  if  no

                      designated Beneficiary shall survive the Participant, the Participant's Beneficiary shall be deemed to be his estate.



              2.4     "Company"  -- KU  Energy  Corporation,  and  successors

                      thereto.



              2.5     "Committee" --  The Compensation Committee of the Board

                      of Directors of the Company.



              2.6     "Disability" -- A physical or  mental condition arising

                      after the effective date of  this Plan which prevents a

                      Participant   from  engaging   in  any   occupation  or

                      employment for remuneration  or profit, except  for the

                      purpose  of rehabilitation  not incompatible  with such

                      findings.   The determination  shall be  made   (i)  on

                      medical evidence  by a  licensed physician  assigned by

                      the  Committee,   or     (ii)  on  evidence   that  the

                      Participant is  eligible for disability  benefits under

                      the  Social Security  Act  in  effect  at the  date  of

                      disability.    Disability  shall  exclude  disabilities

                      arising from   (a) intentionally  self-inflicted injury

                      or self-induced illness;  or  (b) a proven unlawful act

                      or enterprise on the part of the Participant.



              2.7     "Employer"  --  The  Company  and  any   subsidiary  or

                      affiliated  entity to which the Plan is extended by the

                      Board of Directors of the Company and which adopts  the

                      Plan.



              2.8     "Executive"  --  Any management  or  highly compensated

                      employee of an Employer who is deemed  by the Committee

                      to be eligible for participation in this Plan.



              2.9     "Executive  Optional Deferred  Compensation Plan  of KU

                      Energy Corporation"  -- A  special plan,  as it  may be

                      amended   from   time  to   time,  designed   to  allow

                      Participants in  this Plan to elect  to defer Incentive

                      Award payments to a specified future date.



              2.10    "Incentive Award" -- Awards made by the Committee under

                      this Plan.  All awards will be paid in cash.



              2.11    "Participation  Form"  --  The  form that  is  prepared

                      annually  for  each  Participant, which  describes  the

                      goals and award opportunities under this Plan, a sample

                      of which is attached hereto as Appendix A.



              2.12    "Participant"   --   An  Executive   of   the  Employer

                      designated  by the  Committee  to  participate in  this

                      Plan.



               2.13 "Plan" -- The Annual Performance Incentive Plan as adopted by the Company, as may be amended from time to time.



              2.14    "Plan Year" -- The Company's fiscal year.



              2.15    "Retirement"  --  Severance  from employment  with  the

                      Employer and  Affiliates at  or after attaining  fifty-

                      five (55) years of  age and with not less  than fifteen

                      (15) complete years of service with the Employer.





                         ARTICLE III - ADMINISTRATION OF THE PLAN



              The  Plan will be administered by the Committee.  The Committee is  authorized to interpret the Plan and to establish and amend

              rules   and  regulations  necessary  for  Plan  administration.

              Decisions  of the  Committee shall  be  binding on  all persons

              claiming  rights under  the Plan.   Recommendations  as to  the

              operation and  administration of the  Plan, eligible  employees to participate in the Plan, type and amount of Incentive Awards and performance criteria may  be made by the management  of the

              Employer  to  the Committee.    The Committee  may  employ such

              counsel  (who may  be  counsel for  any Employer),  consultants and/or  agents  and may  arrange for  such  services as  it may determine to be necessary  or appropriate in the administration

              of  the  Plan.   All  expenses  incurred  by  the Committee  in
              administering the Plan shall be paid by the Employers.





                           ARTICLE IV - DESCRIPTION OF THE PLAN



              The  Plan is  a target  incentive plan  which provides  for the establishment  of  target,  threshold  and  maximum  levels  of

              individual  Incentive  Awards  based  on   performance  against

              specific predetermined performance targets.  Financial and cost control  measures  will  be  established for  each  Plan  Year,

              individual goals may also  be established for Participants each

              Plan Year.  Each year, management shall submit to the Committee

              recommendations   for  the  following  Plan  Year  which  shall

              include:   proposed Participants, target, threshold and maximum

              award opportunities,  performance targets for  each performance criterion (measure), and the  weighting of the annual Incentive

              Award among the performance criteria for each individual.  From time to time during  a Plan Year management may  also recommend proposed  additional Participants  for such  Plan Year  and the

              award  opportunities   and   performance  criteria   for   such

              individuals.  As  soon as practicable after the end of the Plan

              Year,  each Participants  Incentive  Award  will be  determined based  on performance  against the  pre-established performance targets.

                                 ARTICLE V - PARTICIPANTS



              Participants  will be selected by the  Committee from among the

              Executives of the Employers.



              5.1     Awards under this Plan  may be made only to  Executives

                      who are in a position to make significant contributions

                      to the success of the Company.



              5.2     Management  shall  recommend  to  the  Committee  those

                      Executives to be considered for Plan participation each

                      Plan Year.   These recommendations are  to be effective

                      only after they have been approved by the Committee.





                                 ARTICLE VI - AWARD LEVELS



              6.1     At the time Executives  are selected as Participants in

                      the Plan, management of  the Company shall recommend to

                      the   Committee  the  target   annual  Incentive  Award

                      opportunity,   expressed  as   a   percentage  of   the

                      Participant's Base Salary.



              6.2     The  achievement  of  threshold  performance  earns  no

                      award,  maximum performance earns  1.5 times the target

                      award  opportunity.    Awards  for  performance between
                      threshold   and  target  performance,  and  target  and

                      maximum performance will be determined by straight-line

                      interpolation.





                 ARTICLE VII - PERFORMANCE CRITERIA AND PERFORMANCE GOALS



              Prior  to the  beginning  of  each Plan  Year  (or  as soon  as possible after the Plan is adopted in the case of the 1993 Plan

              Year or after an Executive is  added as a Participant during  a

              Plan  Year),  management  shall  recommend  to   the  Committee

              threshold,  target,  and  maximum  performance  goals  for each

              performance   criterion  defined   below  applicable   to  each

              Participant.     The  Committee   shall  determine,  based   on

              management's recommendation, the  weighting of each performance criterion, as it applies to each Participant.



              The following performance criteria are applicable to the Plan:



              7.1     Cost Control Criterion

                      The level of expenses  of some or all of  the Company's

                      businesses identified by the Committee as compared to a

                      targeted level of expenses set by the Committee.

               7.2    Shareholder Criterion

                      Actual net income available to common shareholders as a

                      percentage of targeted  net income available to  common

                      shareholders.



              7.3     Individual Criterion

                      Individual  performance  objectives  (typically one  to

                      three goals)  may be established for  each Participant.

                      These  objectives  shall  relate  to  and  support  the

                      strategic and/or operating objectives of the Company.



              7.4     The  Committee may  adjust  the threshold,  target, and

                      maximum   performance   goals   for  each   performance

                      criterion at any time during a Plan Year to reflect any

                      extraordinarily unusual occurrence which is outside the

                      control  of  management and/or  any  Participant, which

                      occurrence has a significant impact on the Company.





                         ARTICLE VIII - COMMUNICATION OF THE PLAN



              After performance  targets are established as  described above,

              management shall  advise each Participant of  these targets and

              his  award opportunities  under the  Plan.   This communication

              will  take  place each  Plan  Year via  an  individual employee

              Participation Form (Appendix A).

                              ARTICLE IX - PAYMENT OF AWARDS



              Incentive Awards shall be  payable in cash as soon  as feasible after  the  close  of  the  Plan  Year  as  determined  by  the

              Committee.



              9.1     In  the event  of  termination of  employment with  the

                      Employer and Affiliates during a Plan Year by reason of

                      Retirement, Disability or death of the Participant, the

                      Participant, in  the case of  Disability or Retirement,

                      or the  Participant's Beneficiary,  in the case  of the

                      Participant's  death,  shall  earn  an  Incentive Award

                      based  on actual  salary  earned  prior to  termination

                      during the  Plan Year,  and actual  performance against

                      established targets.   The transfer of employment  from

                      the Employer to  an Affiliate during a  Plan Year shall

                      not be deemed a  termination of employment for purposes

                      of the Plan.



              9.2     In  the event  of  termination of  employment with  the

                      Employer  and Affiliates  during  a Plan  Year for  any

                      other  reason,  participation  in  the   Plan  will  be

                      terminated  and  no  award   will  be  payable  to  the

                      terminated Participant.

               9.3    If the  Participant's employment with the  Employer and

                      Affiliates  is terminated  after  the end  of the  Plan

                      Year,  but  prior  to  receipt   of  the  corresponding

                      Incentive  Award, the Participant, or the Participant's

                      Beneficiary  in the  case  of the  Participant's death,

                      shall  be paid the full Incentive Award at the time the

                      other  Participants' Incentive  Awards are  paid unless

                      termination  is  the  result  of  gross  negligence  or

                      malfeasance  as determined  by the  Committee in  which

                      case no award will be paid.



              9.4     Notwithstanding any  provision of the  Plan, the  Chief

                      Executive   Officer  of   the  Company,  in   his  sole

                      discretion,  may limit  or eliminate  any Participant's

                      participation in the Plan,  provided such limitation or

                      elimination  occurs  prior  to  date  the  award  would

                      otherwise be paid to the Participant.





                      ARTICLE X - DEFERRAL OF INCENTIVE AWARD PAYMENT



              Subject  to all  of the  provisions of  the  Executive Optional

              Deferred  Compensation   Plan  of   KU  Energy   Corporation  a

              Participant  may  validly elect  to defer  all  or part  of any

              Incentive Award which may  be payable to the  Participant under this Plan. Such election however, shall not apply to all or any part of an Incentive Award payable for a Plan Year in the event  of  the Participant's  death  prior  to the  time  other

              Participants' Incentive Awards for that Plan Year are paid.





                          ARTICLE XI - EFFECTIVE DATE OF THE PLAN



              The  Plan  shall be  effective  for  the  Plan Year  commencing

              January 1, 1993,  and may  be terminated, amended,  modified or supplemented at any time by the Company.





                          ARTICLE XII - MISCELLANEOUS PROVISIONS



              12.1    By acceptance  of any  Incentive Award under  the Plan,

                      each Participant agrees that benefit calculations under

                      all other  plans of  the Employer will  exclude, unless

                      otherwise expressly  provided  in any  such  plan,  the

                      Incentive Awards under the Plan.



              12.2    The designation  as a Participant  in the Plan  and the

                      receipt of an  Incentive Award under the Plan shall not

                      give the Participant any  right to continued employment

                      or the  right to receive  an Incentive Award  under the

                      Plan in a subsequent year.

               12.3   Except as required by law, no right of the  Participant

                      or designated  Beneficiary  to receive  payments  under

                      this   Plan   shall   be   subject   to   anticipation,

                      commutation, alienation, sale, assignment, encumbrance,

                      charge,  pledge,  or  hypothecation  or  to  execution,

                      attachment,  levy or  similar process or  assignment by

                      operation  of  law  and   any  attempt,  voluntary   or

                      involuntary, to  effect any  such action shall  be null

                      and void and of no effect.



              12.4    Any words  herein used in  the masculine shall  be read

                      and construed in the feminine where appropriate.  Words

                      in  the singular shall be  read and construed as though

                      used  in the plural in  all cases where  the context so

                      requires.



              12.5    This  Plan shall  be construed  under  the laws  of the

                      Commonwealth of Kentucky.

              IN  WITNESS THEREOF,  the Company  has caused  this Plan  to be

              executed   by  its   duly  authorized   officers  as   of  this

              19th day of February, 1993.




              WITNESSES:                   KU ENERGY CORPORATION


              /s/ Janice Houp              By: /s/ John T. Newton
                                                    President




              /s/ Nora Bentley             Attest: /s/ George S. Brooks, II
                                                    Secretary


                                           (SEAL)

                                                                 APPENDIX A





                                   KU ENERGY CORPORATION


                             ANNUAL PERFORMANCE INCENTIVE PLAN

                  Participation Form for Plan Year Commencing ___________
              _______________________________________________________________

              _______________________________________________________________



              PARTICIPANT____________________________________________________



              TARGET AWARD OPPORTUNITY: ________% of Base Salary

                                        or $_________________________________



              MAXIMUM AWARD OPPORTUNITY EQUALS $_______________________ x 1.5

                                           or  $_____________________________



              APPLICABLE PERFORMANCE CRITERIA AND WEIGHTING:

              A.   Cost Control                                     ________%

              B.   Net Income                                       ________%

              C.   Individual Goals (as applicable)                 ________%

                     (i)   ____________________________  __________%

                    (ii)   ____________________________  __________%

                   (iii)   ____________________________  __________%

                                                                100%



                                                                         100%

                              PERFORMANCE TARGETS FOR 19_____

                                            AND

                                   AMOUNT EACH WILL EARN

             _________________________________________________________________

             _________________________________________________________________

                                     Performance      % Base Salary   Dollars
             Criterion                  Levels            Earned      Earned



             A.   Cost Control    Threshold $______   _____________   _______

                                  Target    $______   _____________   _______

                                  Maximum   $______   _____________   _______



             B.   Net Income      Threshold $______   _____________   _______

                                  Target    $______   _____________   _______

                                  Maximum   $______   _____________   _______


             C.   Individual
                  Goals           Missed              _____________   _______

                                  Slightly Missed     _____________   _______

                                  Fully Achieved      _____________   _______

                                  Exceeded            _____________   _______

                                  Far Exceeded        _____________   _______



                        Dollars earned at Target Perfromance:   $__________

                        Dollars earned at Maximum Performance:  $__________

                             ANNUAL PERFORMANCE INCENTIVE PLAN

                                            OF

                                   KU ENERGY CORPORATION







                               BENEFICIARY DESIGNATION FORM



              This  election  is in  accordance  with the  provisions  of the

              Annual  Performance  Incentive Plan  (the  Plan)  of KU  Energy

              Corporation  (the Company)  and  is made  this ________  day of

              ________________,   19_____,   by    __________________________

              (the Executive).



              I hereby designate the  person or persons below  as beneficiary or  beneficiaries  to  receive  any benefits  that  may  become payable under the Plan on account of my death.  I hereby revoke any previous designations of beneficiaries under the Plan and I understand that I may make future changes.



              (Designate beneficiaries  by given  name, i.e., Mary  J. Jones,

              rather than Mrs. John Jones.)

               PRIMARY BENEFICIARIES


               Name                             Relationship       Share (%)

              _____________________________  ___________________  ___________

              _____________________________  ___________________  ___________

              _____________________________  ___________________  ___________

              _____________________________  ___________________  ___________



              If  I have designated above  more than one primary beneficiary,

              payment   of  my  benefits   shall  be  made   to  the  primary

              beneficiaries surviving me in  the Share Percentage  indicated;

              provided, however, if any primary beneficiary shall not survive me  or shall die prior to distribution, the undistributed share allocated  to such  primary beneficiary  shall be  paid to  the primary beneficiaries  who do  survive (pro-rated if  more than one survives  based on the  Share Percentage allocated  to each surviving beneficiary).





              CONTINGENT BENEFICIARIES


               Name                             Relationship       Share (%)

              _____________________________  ___________________  ___________

              _____________________________  ___________________  ___________

              _____________________________  ___________________  ___________

              _____________________________  ___________________  ___________

              If   I  have   designated  above   more  than   one  contingent

              beneficiary,  payment  of  my benefits  shall  be  made to  the contingent beneficiaries surviving the last to die of me and my

              primary  beneficiaries  in   the  Share  Percentage  indicated;

              provided,  however, if  any  contingent  beneficiary shall  not survive the last  to die of me and  my primary beneficiaries or shall  die  prior  to  distribution,  the  undistributed  share allocated  to such contingent beneficiary  shall be paid to the contingent beneficiaries who do survive (pro-rated if more than one survives  based on the  Share Percentage allocated  to each surviving contingent beneficiary).



                      IN  WITNESS WHEREOF, I hereunto  set my hand  as of the

              date first above written.





              ______________________________  ______________________________
                 (Witness)                       (Executive)





              Received and  accepted on behalf of  the Compensation Committee of the Board of Directors of KU Energy Corporation.



                                              KU ENERGY CORPORATION



              Dated _______________________   By ___________________________